Exhibit 10.43

BARE ESCENTUALS BEAUTY, INC.

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of September 11, 2006 and entered into by and among BARE ESCENTUALS, INC., a Delaware corporation, formerly known as STB Beauty, Inc. (“Holdings”), BARE ESCENTUALS BEAUTY, INC., a Delaware corporation, formerly known as MD Beauty, Inc. (the “Company”), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF, and BNP PARIBAS (“BNP Paribas”), as administrative agent for Lenders (in such capacity, “Administrative Agent”), and solely for purposes of Section 3 hereof, the Credit Support Parties (as defined in Section 3 hereof).  Reference is made to that certain Credit Agreement dated as of February 18, 2005, as amended by the First Amendment to Credit Agreement dated as of July 21, 2005, the Second Amendment to Credit Agreement dated as of October 7, 2005, the Third Amendment to Credit Agreement dated as of March 17, 2006, and the Fourth Amendment to Credit Agreement dated as of June 7, 2006, in each case by and among Holdings, Company, the Lenders referenced therein and BNP Paribas, as Administrative Agent (the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.

RECITALS

                WHEREAS, Company and Lenders desire to amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.                                                    AMENDMENTS TO CREDIT AGREEMENT

1.1                               Amendment to Subsection 1.1: Certain Defined Terms.

A.            The definition of “Term Loans” set forth in subsection 1.1 of the Credit Agreement is hereby deleted and replaced with the following:

“Term Loans” means the Loans made by Lenders to Company pursuant to subsection 2.1A(i) and any Supplemental Term Loans made under subsection 2.1A(iv).

B.            New definitions “Fifth Amendment”, “Fifth Amendment Effective Date” and  “Supplemental Term Loans” shall be added to subsection 1.1 in alphabetical order reading as follows:

“Fifth Amendment” means that certain Fifth Amendment to this Agreement, dated as of September 11, 2006.

“Fifth Amendment Effective Date” means the date the Fifth Amendment to this Agreement became effective in accordance with its terms.

“Supplemental Term Loans” has the meaning assigned to that term in subsection 2.1A(iv) in this Agreement.

1.2                               Amendment to Subsection 2.1: Commitments; Making of Loans; the Register; Optional Notes.

Subsection 2.1A of the Credit Agreement is hereby amended by inserting the following new clause (iv) at the end thereof:

“(iv)        Additional Term Loan Commitments.  Company may, concurrently with or any time after an IPO, by notice to Administrative Agent, issue additional Term Loans under this Agreement in an aggregate amount of not more than $135,000,000 to Eligible Assignees that are approved by Administrative Agent (such approval not to be unreasonably withheld or delayed) (each such additional Term Loan, a “Supplemental Term Loan”, and collectively, the “Supplemental Term Loans”), which Supplemental Term Loans may be issued as additional Term Loans or as a new tranche of Term Loans; provided that

(a)           no Event of Default or Potential Event of Default shall have occurred and be continuing immediately prior to such issuance, or after giving effect thereto;

(b)           immediately after giving effect to the issuance of the Supplemental Term Loans, the Applicable Consolidated Leverage Ratio shall be 3.80:1.00 or less (provided, however, that for this purpose only, if such issuance occurs before September 30, 2006 or before a Compliance Certificate has been delivered for the four Fiscal Quarter period ended September 30, 2006, then the Applicable Consolidated Leverage Ratio will be calculated based on Company’s good faith estimate of Consolidated EBITDA for the four Fiscal Quarters ending on September 30, 2006, as certified in an Officer’s Certificate);

(c)           such Supplemental Term Loans shall be issued on terms and conditions applicable to the Term Loans made pursuant to subsection 2.1A(i), except  that interest rates applicable to Supplemental Term Loans may be lower than interest rates set forth in subsection 2.2A; and

(d)           such issuance will not cause any portion of the Obligations (including the Supplemental Term Loans) to lose the benefit of any subordination agreement existing for the benefit of the Obligations immediately prior to the issuance of such Supplemental Term Loans (unless the affected subordinated Indebtedness will be immediately repaid in full upon the issuance of such Supplemental Term Loans).

                Nothing contained in this subsection 2.1A(iv) or otherwise in this Agreement is intended to commit any Lender or any Agent to provide any portion of any such Supplemental Term Loans.  Effective upon the issuance of Supplemental Term Loans in accordance with herewith, the Pro Rata Shares of the respective Lenders in respect of the Term Loans shall be proportionally adjusted.  Administrative Agent and Company may amend this Agreement and the other Loan Documents without the consent of the Lenders

(notwithstanding anything to the contrary in subsection 10.6) to the extent necessary to give effect to the issuance of such Supplemental Term Loans (provided such amendment does not adversely affect any Lender in a manner not expressly permitted by this subsection 2.1A(iv)), including, without limitation, for the purposes of providing for the Supplemental Term Loans and Lenders thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the other Loans made under this Agreement.”

1.3                               Amendment to Subsection 2.5: Use of Proceeds.

Subsection 2.5A of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“The proceeds of the Supplemental Term Loans, if and when issued, shall be applied by Company to repay Indebtedness of the Loan Parties and to pay fees and expenses related to the transactions contemplated by the Fifth Amendment.”

1.4                               Amendment to Subsection 7.5:  Restricted Junior Payments.

                Subsection 7.5 of the Credit Agreement is hereby amended by deleting clauses (vi) through (ix) therefrom in its entirety and replacing with the following:

“(vi) so long as no Event of Default under any of subsection 8.1, 8.6 or 8.7 shall have occurred and be continuing, Company may pay Management Fees with respect to and as provided under the terms of the Management Agreements (and may make any buyout or termination payment in respect of the Management Agreements in connection with an IPO, provided that the same do not exceed the Management Fees that could otherwise be paid in connection with such IPO); (vii) Company may prepay the Second Lien Term Loans with Net Securities Proceeds from the issuance of any equity Securities of Holdings; provided that the Applicable Consolidated Leverage Ratio is 3.80:1.00 or less (provided, however, that for this purpose only, (i) the Applicable Consolidated Leverage Ratio will be calculated to give pro forma effect to the prepayment of Second Lien Term Loans, and (ii) if such issuance occurs before September 30, 2006 or before a Compliance Certificate has been delivered for the four Fiscal Quarter period ended September 30, 2006, then the Applicable Consolidated Leverage Ratio will be calculated based on Company’s good faith estimate of Consolidated EBITDA for the four Fiscal Quarters ending on September 30, 2006, as certified in an Officer’s Certificate); (viii) Company may prepay the Holdings Notes with Net Securities Proceeds from the issuance of any equity Securities of Holdings or with the proceeds from the issuance of the Supplemental Term Loans; provided that the Applicable Consolidated Leverage Ratio is 4.50:1.00 or less (provided, however, that for this purpose only, the Applicable Consolidated Leverage Ratio will be calculated (A) to include the amount of the then-outstanding Holdings Notes in Consolidated Total Debt, and (B) to give pro forma effect to the prepayment of Indebtedness to be made from such Net Securities Proceeds, including the proposed prepayment of Holdings Notes); and (ix) Company may make Restricted Junior Payments to Holdings to the extent necessary to permit Holdings (A) to pay transaction fees set forth in Section 1.6 of the Holdings Note Purchase Agreement and (B) to pay expenses associated with an IPO not to exceed $5,000,000 in the aggregate.”

1.5                               Amendment to Subsection 7.9:  Transactions with Affiliates.

                Subsection 7.9 of the Credit Agreement is hereby amended by deleting clause (ix) therefrom in its entirety and replacing it the following:

“(ix) transactions pursuant to the Management Agreements which are not otherwise prohibited hereunder (including any buyout or termination payment in respect of the Management Agreements in connection with an IPO, provided that the same do not exceed the Management Fees that could otherwise be paid in connection with such IPO)”

SECTION 2.                                                    REPRESENTATIONS AND WARRANTIES

In order to induce Lenders and Administrative Agent to enter into this Amendment, Company and Holdings each represents and warrants to each Lender and Administrative Agent that the following statements are true, correct and complete:

(i)            each of Company and Holdings has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”);

(ii)           the execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company and Holdings;

(iii)          the execution and delivery by Company and Holdings of this Amendment and the performance by Company and Holdings of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Holdings, Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Holdings, Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Holdings, Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings, Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings, Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders and other Liens permitted under the Amended Agreement), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Holdings, Company or any of its Subsidiaries, except for with respect to the foregoing clauses (i) , (ii) and (iv)  above, such violations, conflicts, breaches, defaults or failures to obtain approvals or consents which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(iv)          the execution and delivery by Company of this Amendment and the performance by Holdings and Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except for registrations, consents, approvals, notices and other actions the failure to obtain or take have not and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(v)           this Amendment and the Amended Agreement have been duly executed and delivered by Company and Holdings and are the legally valid and binding obligations of Company and Holdings, enforceable against Company and Holdings in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(vi)          the representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof and the Fifth Amendment Effective Date to the same extent as though made on and as of such dates, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and

(vii)         no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 3.                 ACKNOWLEDGEMENT AND CONSENT

Each Subsidiary Guarantor (each individually a “Credit Support Party” and collectively, the “Credit Support Parties”) has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Credit Support Party under, and the Liens granted by such Credit Support Party as collateral security for the indebtedness, obligations and liabilities evidenced by the Credit Agreement and the other Loan Documents pursuant to, each of the Loan Documents to which such Credit Support Party is a party shall not be impaired and each of the Loan Documents to which such Credit Support Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

Each of Holdings, Company and the Subsidiary Guarantors hereby acknowledges and agrees that the Secured Obligations under, and as defined in, the Security Agreement dated as of February 18, 2006, by and among Holdings, Company, the Subsidiary Guarantors and Administrative Agent (the “Security Agreement”) will include all Obligations under, and as defined in, the Credit Agreement (as amended hereby).

Each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION 4.                                                    CONDITIONS TO EFFECTIVENESS

Except as set forth below, this Amendment shall become effective only upon the satisfaction of the following conditions precedent (the date such conditions are fulfilled is hereafter referred to as the “Fifth Amendment Effective Date”):

A.            Amendment. Administrative Agent shall have executed this Amendment and received a counterpart of this Amendment that bears the signature of Company, Holdings, Requisite Lenders and each of the other Credit Support Parties.

B.            Completion of Proceedings.  All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

C.            Fees and Expenses.  Administrative Agent shall have received all of Administrative Agent’s reasonable costs and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent (including, without limitation, the reasonable fees and disbursements of O’Melveny & Myers LLP) in connection with this Amendment and the documents and transactions related hereto, and any fees separately agreed upon between Company and Administrative Agent.

D.            No Material Adverse Effect; No Default.  Since December 31, 2005, there shall not have occurred (i) a material adverse effect upon the business, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects of Holdings, Company and its subsidiaries, taken as a whole or (ii) a material adverse effect on the ability of Holdings, Company or any of its subsidiaries executing a Loan Document to perform, or of Administrative Agent or any Lender to enforce, the obligations under the Loan Documents.  No event shall have occurred and be continuing that would constitute an Event of Default or a Potential Event of Default.

E.             Payment of Fee to Consenting Lenders.  The Administrative Agent shall have received from the Company on or prior to the Fifth Amendment Effective Date an amendment fee for the account of each Lender that executed this Amendment by 5:00 P.M. New York time on September 11, 2006 equal to 0.075% of the Revolving Loan Exposure and/or Term Loan Exposure, as the case may be, of such Lender immediately prior to the effectiveness of this Amendment.

SECTION 5.                                                    MISCELLANEOUS

A.            Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)            On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan

Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(ii)           Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)          The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

B.            Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C.            Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

D.            Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:
BARE ESCENTUALS BEAUTY, INC.

	By:	/s/ Leslie A Blodgett
	Name:	Leslie A Blodgett
	Title:	President, Chief Executive Officer and Secretary

HOLDINGS:
BARE ESCENTUALS, INC.

	By:	/s/ Leslie A Blodgett
	Name:	Leslie A Blodgett
	Title:	Chief Executive Officer

CREDIT SUPPORT PARTIES:
(for purposes of Section 3)	BIOCEUTIX INC.
ID DIRECT, INC.
MD BEAUTY SALES, INC.

	By:	/s/ Leslie A Blodgett
	Name:	Leslie A Blodgett
	Title:	President, Chief Executive Officer and
Secretary

LENDERS:	BNP PARIBAS,
individually and as Administrative Agent

	By:	/s/ Cecile Scherer
	Name:	Cecile Scherer
	Title:	Director
Merchang Banking Corp

	By:	/s/ PJ de Filippis
	Name:	PJ de Filippis
	Title:	Managing Director

280 FUNDING I

By:	/s/ GEORGE FAN
Name:	GEORGE FAN
Title:	AUTHORIZED SIGNATORY

CYPRESSTREE CLAIF FUNDING LLC

By:	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

BALLANTYNE FUNDING LLC

By:	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

CIBC Inc. as a Lender

By:	/s/ GERALD GIRARDI
Name:	Gerald Girardi
Title:	Authorized Signatory CIBC Inc.

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate

By:	/s/ JOHN P. THACKER
Name:	John P. Thacker
Title:	Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate

By:	/s/ JOHN P. THACKER
Name:	John P. Thacker
Title:	Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO IV, LTD., or an affiliate

By:	/s/ JOHN P. THACKER
Name:	John P. Thacker
Title:	Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD., or an affiliate

By:	/s/ JOHN P. THACKER
Name:	John P. Thacker
Title:	Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate

By:	/s/ JOHN P. THACKER
Name:	John P. Thacker
Title:	Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CREDIT OPPORTUNITY FUND FINANCING, LTD., or an affiliate

By:	/s/ JOHN P. THACKER
Name:	John P. Thacker
Title:	Chief Credit Officer

ULT CBNA Loan Funding LLC, for itself
or as agent for ULT CFPI Loan Funding
LLC

By:	/s/ JANET HAACK
Name:	Janet Haack
Title:	As Attorney-In-Fact

Evergreen CBNA LOAN FUNDING, LLC

By:	/s/ ROY HYKAL
Name:	Roy Hykal
Title:	Attorney-in-FACT

Atrium II

By:	/s/ DAVID H. LERNER
Name:	DAVID H. LERNER
Title:	AUTHORIZED SIGNATORY

Atrium V

By:	/s/ DAVID H. LERNER
Name:	DAVID H. LERNER
Title:	AUTHORIZED SIGNATORY

CASTLE GARDEN

By:	/s/ DAVID H. LERNER
Name:	DAVID H. LERNER
Title:	AUTHORIZED SIGNATORY

Atrium IV

By:	/s/ DAVID H. LERNER
Name:	DAVID H. LERNER
Title:	AUTHORIZED SIGNATORY

Gale Force I CLO, Ltd.
By: GSO Capital Partners LP as Collateral Manager

By:	/s/ LEE M. SHAIMAN
Name:	Lee M. Shaiman
Title:	Authorized Signatory

Gale Force II CLO, Ltd.
By: GSO Capital Partners LP as Collateral Manager

By:	/s/ LEE M. SHAIMAN
Name:	Lee M. Shaiman
Title:	Authorized Signatory

The Governor and Company of the Bank of Ireland

By:	/s/ PAUL CLARKE
Name:	Paul Clarke
Title:	Director

By:	/s/ LOUISE O'CONNOR
Name:	Louise O'Connor
Title:	Vice President

HALCYON STRUCTURED ASSET
MANAGEMENT CLO I LTD.

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

Hewett’s Island CLO II, Ltd.
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ PRESTON I. CARNES, JR.
Name:	Preston I. Carnes, Jr.
Title:	Managing Director

Hewett’s Island CDO, Ltd.
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ PRESTON I. CARNES, JR.
Name:	Preston I. Carnes, Jr.
Title:	Managing Director

Hewett’s Island CLO III, Ltd.
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ John A. Frabotta
Name:	John A. Frabotta
Title:	Managing Director

Hewett’s Island CLO V, Ltd.
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ John A. Frabotta
Name:	John A. Frabotta
Title:	Managing Director

Hewett’s Island CLO IV, Ltd.
By:	CypressTree Investment Management Company, Inc.,
as Portfolio Manager

By:	John A. Frabotta
Name:	John A. Frabotta
Title:	Managing Director

Investors Bank & Trust Company as Sub-Custodian Agent of CypressTree International Loan Holding Company Limited

By:	/s/ MARTHA HADELER
Name:	Martha Hadeler
Title:	Managing Director

By:	/s/ ROBERT WEEDON
Name:	Robert Weedon
Title:	Managing Director

LATITUDE CLO I, LTD

By:	/s/ Chauncey F. Lufkin
Name:	Chauncey F. Lufkin
Title:	President and CIO

LightPoint CLO IV, Ltd.

By:	/s/ Colin Dolan
Name:	COLIN DONLAN
Title:	VICE PRESIDENT

LightPoint CLO V, Ltd.

By:	/s/ Colin Dolan
Name:	COLIN DONLAN
Title:	VICE PRESIDENT

Madison Park Funding I, Ltd.

By:	/s/ DAVID H. LERNER
Name:	DAVID H. LERNER
Title:	AUTHORIZED SIGNATORY

Stanfield Arbitrage CDO, Ltd. By: Stanfield Capital Partners LLC as its Collateral Manager

By:	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Bristol CLO, Ltd. By: Stanfield Capital Partners LLC as it Collateral Manager

By:	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Azure CLO, Ltd. By: Stanfield Capital Partners LLC as it Collateral Manager

By:	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Carrera CLO, Ltd. By: Stanfield Capital Partners LLC as its Asset Manager

By:	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Vantage CLO, Ltd By: Stanfield Capital Partners, LLC as its Asset Manager

By:	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Modena CLO, Ltd By: Stanfield Capital Partners, LLC as its Asset Manager

By:	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Quattro CLO, Ltd By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Veyron CLO, Ltd By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

S-41

[NAME OF LENDER]	ACA CLO 2006-1, Limited

By:	/s/ Vincent Ingato
Name:	Managing Director

ACA Management, LLC as
Investment Advisor

[NAME OF LENDER]

Stone Tower CLO II Ltd.
By:	Stone Tower Debt Advisors LLC.,
As its Collateral Manager
/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCIO
	Title:	Authorized SIGNATORY

[NAME OF LENDER]

Stone Tower CDO Ltd.
By:	Stone Tower Debt Advisors LLC.,
As its Collateral Manager

/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCIO
	Title:	Authorized SIGNATORY

[NAME OF LENDER]

Stone Tower CLO III Ltd.
By:	Stone Tower Debt Advisors LLC.,
As its Collateral Manager

/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCIO
	Title:	Authorized SIGNATORY

[NAME OF LENDER]

Granite Ventures I Ltd.
By:	Stone Tower Debt Advisors LLC.,
As its Collateral Manager

/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCIO
	Title:	Authorized SIGNATORY

[NAME OF LENDER]

Stone Tower Credit Funding Ltd.
By:	Stone Tower Debt Advisors LLC.,
As its Collateral Manager

/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCIO
	Title:	Authorized SIGNATORY

[NAME OF LENDER]

Granite Ventures III Ltd.
By:	Stone Tower Debt Advisors LLC.,
As its Collateral Manager

/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCiO
	Title:	Authorized SIGNATORY

[NAME OF LENDER]

Stone Tower CLO II Ltd.
By:	Stone Tower Debt Advisors LLC.,
As its Collateral Manger

/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCIO
	Title:	Authorized SIGNATORY

[NAME OF LENDER]

Stone Tower CLO V Ltd.
By:	Stone Tower Debt Advisors LLC.,
As its Collateral Manager

/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCiO
	Title:	Authorized SIGNATORY

[NAME OF LENDER]

Granite Ventures II Ltd.
By:	Stone Tower Debt Advisors LLC.,
As its Collateral Manager

/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCiO
	Title:	Authorized SIGNATORY

[NAME OF LENDER]

Stone Tower CLO IV Ltd.
By:	Stone Tower Debt Advisors L.L.C.,
As Its Collateral Manager

/s/ MICHAEL W. DELPERCIO
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

Emporia Preferred Funding I, Ltd.
By:	Emporia Capital Management LLC

By:	/s/ STEVEN ALEXANDER	/s/ MICHAEL J. BEDORE
Name:	STEVEN ALEXANDER	MICHAEL J. BEDORE
Title:	DIRECTOR	DIRECTOR

Emporia Preferred Funding II, Ltd.
By:	Emporia Capital Management LLC

By:	/s/ STEVEN ALEXANDER	/s/ MICHAEL J. BEDORE
Name:	STEVEN ALEXANDER	MICHAEL J. BEDORE
Title:	DIRECTOR	DIRECTOR

1776 CLO I, Ltd.

By:	/s/ Michael McGuiness
Name:	Michael McGuiness
Title:	Portfolio Manager

Airlie CBNA Loan Funding LLC

By:	/s/ ROY HYKAL
Name:	ROY HYKAL
Title:	Attorney-in-fact

Airlie CLO 2006 - I LTD

By:	/s/ Steven Ezzes
Name:	Steven Ezzes
Title:	Managing Director

Airlie CLO 2006 - II LTD. Warehouse

By:	/s/ Steven Ezzes
Name:	Steven Ezzes
Title:	Managing Director

Atlas Loan Funding 3, LLC
By:	Atlas Capital Funding, Ltd.
Name:	Structured Asset Investors, LLC
Its Investment Manager

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

CITIGROUP GLOBAL MARKETS
REALTY CORP.

By:	/s/ Kyle C. Sligar
Name:	Kyle C. Sligar
Title:	Authorized Signatory

Ballyrock CLO 2006-1 Limited, By:
Ballyrock Investment Advisors LLC, as
Collateral Manager

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

Ballyrock CLO II Limited, By: Ballyrock
Investment Advisors LLC, as Collateral
Manager

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

Ballyrock CLO III Limited, By: Ballyrock
Investment Advisors LLC, as Collateral
Manager

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

Feingold O’Keaffe Credit Fund CBNA Loan Funding LLC

By:	/s/ Roy Hykal
Name:	ROY HYKAL
Title:	Attorney-in-fact

FRIEDBERGMILSTEIN LEVERAGED CAPITAL FUND I

By:	/s/ Eric A. Green
Name:	Eric A. Green
Title:	Senior Partner

FRIEDBERGMILSTEIN LEVERAGED CAPITAL FUND II

By:	/s/ Eric A. Green
Name:	Eric A. Green
Title:	Senior Partner

GOLDMAN SACHS CREDIT PARTNERS,
L.P.

By:	/s/ Juan-Carlos Isaza
Name:	Juan-Carlos Isaza
Title:	Authorized Signatory

Greyrock CDO LTD.
By:	Aladdin Capital Management, LLC
as Manager

By:	/s/ John J. D’Angelo
Name:	John J. D’Angelo
Title:	Authorized Signatory

Halcyon Structured Asset Management
Long Secured/Short Unsecured CLO I Ltd.

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

Haleyon Structured Asset Management
Long Secured/Short Unsecured CLO II Ltd.

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

HUDSON STRAITS CLO 2004, LTD.
By: GSO Capital Partners LP as Collateral Manager

By:	/s/ Lee M. Shaiman
Name:	Lee M. Shaiman
Title:	Authorized Signatory

ING International (II) - Senior Bank Loans Euro
By: ING Investment Management Co.
as its investment manager

/s/ Brian Horton
Name:	BRIAN HORTON
Title:	SENIOR VICE PRESIDENT

ING Investment Management CLO I, Ltd.
By: ING Investment Management Co.
as its investment manager

/s/ Brian Horton
Name:	BRIAN HORTON
Title:	SENIOR VICE PRESIDENT

ING Investment Management CLO II, Ltd.
By:	ING Alternative Asset Management LLC,
as its investment manager

/s/ Brian Horton
Name:	BRIAN HORTON
Title:	SENIOR VICE PRESIDENT

ING Investment Management CLO III, Ltd.
By:	ING Alternative Asset Management LLC,
as its investment manager

/s/ Brian Horton
Name:	BRIAN HORTON
Title:	SENIOR VICE PRESIDENT

ING PRIME RATE TRUST
By:	ING Investment Management Co.
as its investment manager

By:	/s/ Brian Horton
Name:	BRIAN HORTON
Title:	SENIOR VICE PRESIDENT

ING SENIOR INCOME FUND
By:	ING Investment Management Co.
as its investment manager

By:	/s/ Brian Horton
Name:	BRIAN HORTON
Title:	SENIOR VICE PRESIDENT

Landmark VI CDO Limited
By:	Aladdin Capital Management, LLC
as Manager

By:	/s/ John J. D’Angelo
Name:	John J. D’Angelo
Title:	Authorized Signatory

Landmark VIII CDO Limited
By:	Aladdin Capital Management, LLC
as Manager

By:	/s/ John J. D’Angelo
Name:	John J. D’Angelo
Title:	Authorized Signatory

Landmark IX CDO Limited
By:	Aladdin Capital Management, LLC
as Manager

By:	/s/ John J. D’Angelo
Name:	John J. D’Angelo
Title:	Authorized Signatory

Latitude CLO III, LTD

By:	/s/ Kirk Wallace
Name:	Kirk Wallace
Title:	Senior Vice President

MOUNTAIN VIEW FUNDING CLO 2006-I, LTD.
By: Seix Advisors, a fixed income division of Trusco Capital Management, Inc., as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	PM, Seix Advisors

Navigator CDO 2003, Ltd
By: Antares Asset Management Inc., as Collateral
Manager

Name:	/s/ [ILLEGIBLE]
Title:	Authorized Signatory

Navigator CDO 2004, Ltd
By: Antares Asset Management Inc., as Collateral Manager

Name:	/s/ [ILLEGIBLE]
Title:	Authorized Signatory

Navigator CDO 2005, Ltd
By: Antares Asset Management Inc., as Collateral Manager

Name:	/s/ [ILLEGIBLE]
Title:	Authorized Signatory

OWS CLO I Ltd.

By:	/s/ William Lemberg
Name:	William Lemberg
Title:	Vice President

OWS II Ltd.

By:	/s/ William Lemberg
Name:	William Lemberg
Title:	Vice President

Primus CLO I LTD
Primus Asset Management, Inc.
as Collateral Manager

By:	/s/ Charles Truett
Name:	Charles Truett
Title:	Head of Portfolio Management

STERLING FARMS FUNDING,
INC.

By:	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

Sun Life Assurance Company of Canada (US)
By: GSO Capital Partners LP as Sub-Adviser

By:	/s/ Lee M. Shaiman
Name:	Lee M. Shaiman
Title:	Authorized Signatory

BlackRock Limited Duration Income Trust
BlackRock Senior Income Series
BlackRock Senior Income Series II
BlackRock Senior Income Series III
Granite Finance Limited
Magnetite IV CLO, Limited
Magnetite V CLO, Limited
Senior Loan Portfolio

By:	/s/ Tom Colwell
Name:	Tom Colwell
Title:	Authorized Signatory

BLT V LLC

By:	/s/ Robert Healey
Name:	Robert Healey
Title:	Director

CREDIT SUISSE CAPITAL LLC

By:	/s/ Robert Healey
Name:	Robert Healey
Title:	Director

Credit Suisse International

By:	/s/ [ILLEGIBLE]
Name:
Title:

Credit Suisse International

By:	/s/ Steve Martin
Name:	Steve Martin
Title:	Vice President

CS ADVISORS CLO I LTD., as a Lender

By: CapitalSoure Advisors LLC, as Portfolio
Manager and attorney-in-fact

By:	/s/ Daniel M. Duffy
Name:	Daniel M. Duffy
Title:	Vice President

DUANE STREET CLO 1, LTD.
By: DiMaio Ahmad Capital LLC,
As Collateral Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Managing Director

DUNES FUNDING LLC

By:	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

TELOS CLO 2006-1, LTD.

By:	/s/ Jonathan Tepper
Name:	Jonathan Tepper, as a-i-f
Title:	VP

US Bank Loan Fund (M) (Master Trust)

By:	/s/ William Lemberg
Name:	William Lemberg
Title:	Vice President

VAN KAMPEN
SENIOR LOAN FUND
By: Van Kampen Asset Management

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Executive Director

VAN KAMPEN
SENIOR INCOME TRUST
By: Van Kampen Asset Management

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Executive Director

Venture CDO 2002, Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Director

Venture II CDO 2002, Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Director

Venture III CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Director

Venture IV CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Director

Venture V CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Director

Venture VI CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Director

Venture VII CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Director

Vista Leveraged Income Fund
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Director

Veritas CLO II, Ltd.

By:	/s/ Eric Hurshman
Name:	Eric Hurshman
Title:	Attorney-in-Fact

WACHOVIA BANK, N. A.

By:	/s/ John Trainor
Name:	John Trainor
Title:	Director

Zodiac Fund – Morgan Stanley US Senior Loan
Fund
By: Morgan Stanley Investment Management
Inc as Investment Advisor

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Executive Director

Confluent 3 Limited
By: Morgan Stanley Investment Management
Inc as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Executive Director

Kitty Hawk Trust
By: Morgan Stanley Investment Management
Inc as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Executive Director

MSIM Croton, Ltd.
By: Morgan Stanley Investment Management
Inc as Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Executive Director

Morgan Stanley Prime Income Trust

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Executive Director

CIT LENDING SERVICES
CORPORATION

By:	/s/ Michael L. LaManes
Name:	Michael L. LaManes
Title:	Vice President

ACA CLO 2005-1, Limited
[NAME OF LENDER]

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

ACA Management, LLC as
Investment Advisor